Exhibit 10.152

IBM and Brocade

Statement of Work

Base Agreement # ROC-P-68

SOW # 7 (Contract Number 4907015087.0)

SOW #7

Amendment # 4

This Amendment # 4 is subject to the terms and conditions and forms a part of Statement of Work 7, as amended, and its related Base Agreement # ROCP-68 (collectively, “Agreement”) between International Business Machines Corporation (“Buyer” or “IBM”) and Brocade Communications Systems, Inc. and Brocade Communications Switzerland, SarL (individually and collectively, “Supplier” or “Brocade”). For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

PURPOSE:

The purpose of this Amendment # 4 is to document IBM’s license of and Brocade’s integration of IBM’s Embedded Security Service (ESS) Client code into the IBM-Branded versions of Brocade’s Data Center Fabric Manager (DCFM) software product.

1.0 OVERVIEW AND DESCRIPTION:

As specified in detail below, Buyer shall grant to Supplier a restricted use license to its ESS Client code that will allow Supplier to embed the ESS Client code within its DCFM software product. The inclusion of Buyer’s ESS Client code in Buyer-selected versions of Supplier’s DCFM packages will allow single sign-on functionality in the Buyer Branded version of Supplier’s DCFM products.

2.0 LICENSE GRANT:

ESS CLIENT CODE:

Buyer grants to Supplier a revocable, nonexclusive, non-transferable, worldwide, paid-up license to use, execute, reproduce, display, perform, sell and distribute the ESS Client code as embedded, in Object Code form only, in Supplier’s Buyer-branded DCFM OEM software products.

Use Restrictions. Notwithstanding the foregoing, the license provided herein does not permit Supplier to: (a) modify, reverse engineer, or create derivative works except as required to embed the ESS Client code within Supplier’s DCFM software Product based on Buyer’s ESS Client code; (b) make unauthorized copies of the ESS Client code (except as necessary for backup purposes); (c) rent, sell, transfer, or grant any rights in and to any copy of the ESS Client code, in any form, to any third party; (d) embed Buyer’s ESS Client code in any non-Buyer branded OEM software products; (e) remove any proprietary notices, labels, or marks on or in any copy of the ESS Client code or any product in which the ESS Client code is embedded. This license grant restricts the use of the ESS Client code to Supplier’s Buyer-branded DCFM software products. The ESS Client code shall not be used in the development of any other versions of Supplier’s products.

TIVOLI AUTHENTICATION INTERFACES SPECIFICATION AND TEST PLAN:

The Tivoli Authentication Interfaces Specification and Test plans shall only be used to integrate and test the integration of the ESS Client code into the Buyer-Branded DCFM software product. They cannot be used for any other purpose.

3.0 BUYER’S RESPONSIBILITIES:

3.1 Buyer will provide the following to Supplier:

•	the ESS Client code to Brocade in Object Code format.

IBM/Brocade

Amendment # 4 to SOW #7 (Contract Number 4907015087.0)

•	the Tivoli Authentication Interfaces Specification for the ESS Client code.

•	the Launch in Context and Single Sign-on (LIC/SSO) Self Certification Test Plan

3.2 IBM, at its discretion, will provide technical assistance to Brocade as needed to complete the integration of the ESS Client code into the Buyer-branded DCFM software product.

4.0 SUPPLIER RESPONSIBILITIES:

4.1 Supplier will embed the ESS Client code within its DCFM OEM software products, as identified by Buyer.

4.2 Supplier will complete the test requirements for the Supplier DCFM integration of the ESS Client code as detailed in Section 5 below.

4.3 Supplier will embed the ESS Client code provided by Buyer at lease four (4) weeks prior to release of Supplier’s DCFM software products to be Buyer-Branded.

4.4 Supplier will provide a pre-release version of the Buyer-branded DCFM software product(s) for evaluation and acceptance testing on a mutually agreed-to schedule prior to release.

5.0 BROCADE TEST PLAN REQUIREMENTS

A test plan that describes a test suite for certifying launch in context and single sign-on from the IBM Tivoli Storage Productivity Center (TPC) Graphical User Interface (GUI) to a DCFM GUI will be provided.

5.1 Goals of Self Certification Test

1)	Enable Supplier to “self certify” so that they can provide integration with TPC independently of IBM/TPC test and development.

2)	IBM will provide a set of test cases that if covered by the Supplier will provide sufficient quality assurance that IBM/TPC need do no further testing (with respect to a particular version of TPC).

5.2 Procedure of Self Certification

1)	Supplier notifies IBM/TPC of intent to “self certify” LIC/SSO with respect to a particular version of TPC

a)	Supplier provides IBM with design document stating

i)	each “launch from point” in the TPC GUI to be utilized, and the design of menus to be displayed at each point.

ii)	Whether and how SSO is utilized.

2)	IBM/TPC issues a generic self certification set of test cases

a)	Supplier modifies the coverage matrix to accommodate the design of their solution with respect to “launch from points”, menus to be displayed, and support for SSO

3)	Supplier completes tests and provides a statement to IBM that all test cases were successfully covered.

5.3 Retest Procedures

1)	IBM/TPC will test/retest with each of its major/minor releases

2)	Supplier will test/retest each of its new releases of DCFM selected by Buyer for Buyer branding, on the latest release version of TPC. The parties will mutually agree to the latest release version of TPC applicable to DCFM releases

a)	Supplier again provides a statement that test cases were covered successfully

IBM/Brocade

Amendment # 4 to SOW #7 (Contract Number 4907015087.0)

6.0 TESTING, MAINTENANCE AND SUPPORT – IBM’s ESS Client Code

6.1 All of the terms in “Attachment C” of the SOW #7, “Testing, Maintenance and Support”, remain in full force and effect with the addition of the following terms related to IBM’s ESS Client Code which per this Amendment, will now be integrated into the Buyer-branded DCFM software products.

6.2 Buyer Responsibilities

In addition to the maintenance Level 1 and Level 2 support that Buyer (IBM) is responsible for in section 2.0 of the “Attachment C” of the SOW #7, Buyer will also be responsible for providing to Supplier any Error Corrections or other resolution that may be needed in the event that an APAR has been generated and the Problem Source Identification points to a problem with Buyer’s ESS Client Code.

For verified APARs for the Licensed Work as they relate to a problem with Buyer’s ESS Client Code, Buyer will provide Error Corrections to Supplier as set out below within a reasonable timeframe:

a.	verify that the error is with the ESS code Buyer will only escalate issues to Supplier if such errors are related to the DCFM product.

b.	the fix to the Object Code in machine-readable for including a hard copy description of the Error Corrections (which may include paper submission of the Error Corrections);

c.	the Error Corrections in machine-readable form; and

d.	for a procedural work-around, the corrected procedure in machine-readable form.

Buyer is aware that Supplier’s ability to meet its target support response and resolution times will be determined by Buyer’s timely delivery of any Error Correction or other resolution to the ESS Client Code.

6.3 Supplier Responsibilities

Once the Buyer’s ESS Client Code Error Correction or other resolution has been received by Supplier, Supplier will be responsible for updating the Licensed Work in accordance with section 2.6 of Attachment C of the SOW #7.

7.0 NO WARRANTY

THE ITEMS SPECIFIED IN SECTION 3.0 ARE PROVIDED BY IBM “AS IS” WITHOUT WARRANTY OF ANY KIND INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE

8.0 INTELLECTUAL PROPERTY INDEMNIFICATION

Buyer (IBM) shall defend, hold harmless and indemnify, including attorney’s fees, Supplier and Supplier Personnel from claims that Buyer’s ESS Software infringes the intellectual property rights of a third party. If such a claim is or is likely to be made, Buyer will, at its option: (i) obtain for Supplier the right to continue to use and embed the ESS Software in the IBM Branded version of DCFM consistent with this Amendment 4, (ii) modify the ESS Software so it is non-infringing and in compliance with this Amendment or (iii) replace the ESS Software with non-infringing software that complies with this Amendment. In the event that none of the options in the preceding sentence are commercially practical, Buyer will notify Supplier of its requirement to remove Buyer’s ESS software from the IBM-Branded version of DCFM.

IBM/Brocade

Amendment # 4 to SOW #7 (Contract Number 4907015087.0)

9.0 LIMITATION OF LIABILITY

In no event will IBM be liable for any lost revenues, lost profits, lost data, direct, indirect, incidental, consequential, special or punitive damages arising out of or related to the items specified in this Amendment even if advised of the possibility of such loss or damages.

Under this Amendment, in no event will Supplier be liable to Buyer for any lost revenues, lost profits, incidental, indirect, consequential, special or punitive damages, whether or not such party was informed of the possibility of such damages.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO: International Business Machines Corporation		ACCEPTED AND AGREED TO: Brocade Communications Systems, Inc.

By:	/s/ Michelle B. Wright	By:	/s/ Charles Leeming
	(Authorized signature)		(Authorized signature)

Name	Michelle B. Wright	Name	Charles Leeming
	(Type or print)		(Type or print)

Title	GCM, Storage OEM Proc.	Title	VP, OEM Sales

Date:	9/22/09	Date:	9/18/09

ACCEPTED AND AGREED TO:

Brocade Communications Switzerland, SarL

		By:	/s/ U. Plechschmidt
(Authorized signature)

		Name	Ulrich Plechschmidt
(Type or print)

		Title	Vice President EMEA

Date:

4

IBM/Brocade

Amendment # 4 to SOW #7 (Contract Number 4907015087.0)